UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 15, 2010

SUPERIOR BANCORP
(Exact Name of Registrant as Specified in Charter)

Delaware
State or Other
Jurisdiction of
Incorporation
0-25033	63-1201350
(Commission	(IRS Employer
File Number)	Identification No.)

17 North 20thStreet, Birmingham, Alabama	35203
(Address of Principal Executive Offices)	Zip Code)

(205) 327-1400
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS
Item 8.01. Other Events

On December 15, 2010,  Superior Bancorp (NASDAQ: SUPR) issued a letter to the holders of Series B Cumulative Convertible Preferred Stock and Series C Cumulative Convertible Preferred Stock (the “Preferred Stock”) regarding a mandatory conversion of the Preferred Stock and certain obligations owed to the Preferred Stockholders.  A copy of the letter is attached hereto as Exhibit 99 and is incorporated by reference into this Item 8.01.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

Exhibit 99	Letter from Superior Bancorp, dated December 15, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR BANCORP

Date: December 15, 2010	By:	/s/ C. Stanley Bailey
C. Stanley Bailey
Chairman, President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 99	Letter from Superior Bancorp, dated December 15, 2010